UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                ----------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report February 7, 2007
                     (Date of earliest event reported)


                           DENTSPLY INTERNATIONAL INC
                 (Exact name of Company as specified in charter)


                    Delaware              0-16211       39-1434669
              (State of Incorporation) (Commission     (IRS Employer
                                       File Number)   Identification No.)


            221 West Philadelphia Street, York, Pennsylvania   17405
                  (Address of principal executive offices)   (Zip Code)


                                (717) 845-7511
              (Company's telephone number including area code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


_____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. - Other Events.

   The following information is furnished pursuant to Item 8.01, "Other Events."

   On February 7, 2007, the Company conducted a conference call to discuss the sales and earnings release for the fourth quarter and full year of 2006 that was issued on February 6, 2007 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit
99.1 and is hereby incorporated by reference.


Item 9.01. - Financial Statements and Exhibits

(a) Financial Statements - Not applicable.

(b) Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on February 7, 2007 related to the second quarter of 2006 sales and earnings release issued February 6, 2007 as referenced in Item 8.01.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                    (Company)



                                           /s/William R. Jellison
                                              William R. Jellison
                                              Senior Vice President and
                                              Chief Financial Officer

Date: February 13, 2007